                                                                   Exhibit 10.36


                                 AMENDMENT NO.1

                                TO THE AGREEMENT

                                    BETWEEN

                             COR THERAPEUTICS, INC.

                                      AND

                             ELI LILLY AND COMPANY

                               TABLE OF CONTENTS

Amended Agreement Section                                                                                             Page
-------------------------                                                                                             ----
2.14a    "COR Option Product" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
2.15a    "COR Product"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
2.21a    "First Human Dose" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
2.2lb    "Generically Equivalent Product" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
2.26a    "Lilly Product"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
2.32     "Patent Right" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
2.44a    "Specific PAI Agent" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
2.44b    "Specific New Chemistry Compound"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
2.45a    "Terminated Co-Development Products" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
3.1a     Membership of Steering Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
3.4a     Membership of Operating Committees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
4.5      Information and Reports Following the Research Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
4.5a     COR Information and Reports Following the Research Term  . . . . . . . . . . . . . . . . . . . . . . . . . .   6
4.5b     Development of Specific New Chemistry Compounds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
4.5c     Development of Specific PAI Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
4.5d     Responsibilities of Agreed Third Party . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
5.11     Termination of Certain Development Programs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
7.8      Commercialization of Non Co-Developed Products by Lilly  . . . . . . . . . . . . . . . . . . . . . . . . . .   8
7.9      Commercialization of Non Co-Developed Products by COR  . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
9.9      cGMP Compliance and QA Audits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
13.7     Additional Payment by Lilly  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
13.8     Additional Payment by COR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
13.19    Royalty on Products Developed by COR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
13.20    Royalty on Lilly Products  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
14.5     Terminated Co-Development Products . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
14.6     COR Option Products  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
14.7     COR Products and Specific New Chemistry Compounds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
14.8     Lilly Products . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
15.1     Patentable Inventions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
15.9     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
15.10    Enforcement of Lilly Patent Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
16.1     Licenses to COR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
16.2     Licenses to Lilly  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
16.3     Disclosure of Information by Lilly . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                               TABLE OF CONTENTS
                                  (continued)

16.4     Disclosure of Information by COR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
16.5     Transfer of IND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
16.6     Transfer of USAN Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
16.7     No Assurances Under Third Party Intellectual Property Rights . . . . . . . . . . . . . . . . . . . . . . . .  21
17.1     Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
17.2     Publicity Review . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
19.1     Indemnification by Lilly . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
19.3     Indemnification by COR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24



APPENDICES

APPENDIX 1 - [*]
APPENDIX 2 - [*]
APPENDIX 3 - [*]


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

                                 AMENDMENT NO.1
                                TO THE AGREEMENT
                                    BETWEEN
                             COR THERAPEUTICS, INC.
                                      AND
                             ELI LILLY AND COMPANY

         THIS AMENDMENT No.1 is entered into as of the 18 day of November, 1996, ("Amendment Effective Date") by and between COR THERAPEUTICS, INC., a Delaware corporation ("COR") and ELI LILLY AND COMPANY, an Indiana corporation ("Lilly").

RECITALS

         WHEREAS, COR and Lilly entered into a Research, Option, and License Agreement dated May 1, 1991 (the "Original Agreement") for the research, development, and commercialization of certain platelet aggregation inhibitor agents that was superseded and terminated by a Collaboration Agreement effective May 28, 1993, (the "Agreement"); and

         WHEREAS, COR exercised its right to extend the Research Term until April 30, 1996; and

         WHEREAS, Lilly elected to terminate its rights to develop certain Collaboration Compounds; and

         WHEREAS, under this Amendment, the parties (i) confirm their respective rights to perform continuing research and development within the field of Collaboration Compounds (and, with respect to certain categories of compounds, for COR to have the right to do so in collaboration with a third party effective immediately and Lilly to have the right to do so in collaboration with a third party effective [*]), and (ii) allocate to each other [*] to commercialize [*] within the category of Collaboration Compounds; and

         WHEREAS, in particular, under this Amendment, COR has [*] to: (a) [*] as to which Lilly terminated co-development under the original Agreement (as defined below, the "Terminated Co-Development Products"), (b) [*]




* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

[*] Specific PAI Agents (as defined below) that COR designates prior to [*] (as defined below, the "COR Option Products"), and (c) any additional Specific PAI Agents which involve [*] (these are particular "Specific New Chemistry Compounds", as defined below). Effective [*] either COR or Lilly can receive exclusive rights to other Specific PAI Agents by [*] of the compound in question (these products being referred to herein as "COR Products" and "Lilly Products", respectively). All Collaboration Compounds other than Specific PAI Agents remain subject to the existing terms of the Agreement (i.e., with each of COR and Lilly retaining rights of co-development, co-promotion, etc.). Compounds which are not within the definition of Collaboration Compounds under the Agreement remain outside the scope of the Agreement; and

         WHEREAS, in addition to the foregoing, this amendment clarifies certain matters related to the termination of the Parties' collaborative research.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment, COR and Lilly hereby amend the Agreement as follows:

1.       Section 2.14a shall be inserted following Section 2.14 as follows:

         2.14a   "COR OPTION PRODUCT" means a Specific PAI Agent which is
designated by COR pursuant to Section 4.5a and [*] such compounds at any time. As used herein, (i) [*] which have the [*] shall be treated as a [*] and (ii) the designation of the [*] COR Option Product shall include [*]. Upon designation by COR, a COR Option Product shall be excluded from the definitions of Collaboration Compound and Product.

2.       Section 2.15a shall be inserted following Section 2.15 as follows:

         2.15a   "COR PRODUCT" means a Specific PAI Agent to which COR obtains exclusive rights on or after [*] by designation pursuant to Section 4.5c. As used herein, (i) [*] which have the [*] shall be treated as a [*] and (ii) the designation of the [*] COR Product shall include [*]. COR Products designated pursuant to Section 4.5c shall be excluded from the definitions of Collaboration Compound and Product.



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

3.       Section 2.21a shall be inserted following Section 2.21 as follows:

         2.21a   "FIRST HUMAN DOSE" means the first dose administered to a
human subject according to a clinical plan consistent with the dosing company's regular practice for clinical trials designed to support regulatory approval in any country.

4.       Section 2.2lb shall be inserted following Section 2.21 as follows:

         2.21b   "GENERICALLY EQUIVALENT PRODUCT" means a product containing the same active specie as a Product, Lilly Product, COR Product, COR Option Product, Specific New Chemistry Compound, or a Terminated Co-Development Product, the making, using or selling of which (i) is not authorized by COR or by Lilly as applicable and (ii) either (a) cannot be prevented or stopped by COR or by Lilly, relying on the COR Patent Rights or Lilly Patent Rights, after negotiation or adjudication to a court of final resort, or (b) in the exercise of the Patent owner's reasonable judgment, would not be prevented or stopped by negotiation or adjudication.

         [*] shall not be deemed Generically Equivalent Products.

5.       Section 2.26a shall be inserted following Section 2.26 as follows:

         2.26a   "LILLY PRODUCT" means those Specific PAI Agents to which Lilly obtains exclusive rights after [*] by designation pursuant to Section 4.5c. As used herein, (i) [*] which have the [*] shall be treated as a [*] and (ii) the designation of the [*] a Lilly Product shall include [*]. Lilly Products designated pursuant to Section 4.5c shall be excluded from the definitions of Collaboration Compound and Product.

6. Section 2.32 shall be deleted in its entirety and shall be replaced with the following:

         2.32 "PATENT RIGHT" means a patent or patent application, and all divisions, continuations, continuations in part, reissues, extensions and foreign counterparts thereof, and supplemental protection certificates related thereto, that is owned or controlled by COR or by Lilly and is based on an invention made on or before the end of the Research Term, at least one claim of which covers the making, using or selling of a Collaboration Compound.




* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

7.       Section 2.44a shall be inserted following Section 2.44 as follows:

         2.44a   "SPECIFIC PAI AGENT" means a [*] which has an [*] as measured by [*] assays described in Appendix 1 and either (i) is conceived, discovered, synthesized or developed by COR or Lilly and is within the scope of a claim of a patent or patent application (or any division, continuation, continuation-in-part, reissue, extension or foreign counterpart thereof) that is based on an invention which is reduced to practice prior to the end of the Research Term or (ii) as to which rights were acquired by COR or Lilly from a third party prior to [*] on an absolute or contingent basis. As used herein, an invention of a Specific PAI Agent shall have been "reduced to practice" if any compound within any claim of the patent or patent application covering such invention has been synthesized or otherwise made and shown to be a [*]. As used herein, (i) [*] which have the [*] shall be treated as a [*] and (ii) the designation of the [*] as a Specific PAI Agent shall include [*]. As used herein, [*].

8.       Section 2.44b shall be inserted following Section 2.44a as follows:

         2.44b   "SPECIFIC NEW CHEMISTRY COMPOUND" means a Specific PAI Agent, which compound (i) [*] and (ii) either (a) is conceived, discovered, synthesized or developed by COR and is within the scope of a claim of a patent or patent application (or any division, continuation, continuation-in-part, reissue, extension or foreign counterpart thereof) that is based on an invention which is reduced to practice between [*] and [*] or (b) as to which rights were acquired by COR from a third party between [*] and [*], on an absolute or contingent basis. As used herein, an invention of a Specific New Chemistry Compound shall have been "reduced to practice" if any compound within any claim of the patent or patent application covering such invention has been synthesized or otherwise made and shown to be a [*]. As used herein, (i) [*] which have the [*] shall be treated as a [*] and (ii) the designation of the [*] as a Specific New


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

Chemistry Compound shall include [*]. Specific New Chemistry Compounds designated for development pursuant to Section 4.5b shall be excluded from the definitions of Collaboration Compound and Product.

9.       Section 2.45a shall be inserted following Section 2.45 as follows:

         2.45a   "TERMINATED CO-DEVELOPMENT PRODUCTS" means [*]. As used
herein, (i) [*] which have the same active specie shall be treated as [*] (ii) the designation of the [*] as a Terminated Co-Development Product shall include [*], and (iii) the [*] shall include the [*] and [*]. Terminated Co-Development Products are excluded from the definitions of Collaboration Compound and Product.

10.      Section 3.la shall be inserted following Section 3.1 as follows:

         3.1a    MEMBERSHIP OF STEERING COMMITTEE. Following the Amendment
Effective Date, the Steering Committee shall no longer operate as a committee, and decisions reserved to such committee shall be made by mutual agreement of the Vice President of Cardiovascular Research of Lilly and the Vice President of Research of COR, or the designee of each of them.

11.      Section 3.4a shall be inserted following Section 3.4 as follows:

         3.4a    MEMBERSHIP OF OPERATING COMMITTEES. Following the Amendment
Effective Date, any Operating Committee shall no longer operate as a committee, and decisions reserved to such committee shall be made by mutual agreement of the Vice President of Cardiovascular Research of Lilly and the Vice President of Research of COR, or the designee of each of them.

12. Section 4.5 shall be deleted in its entirety and shall be replaced with the following:

         4.5 INFORMATION AND REPORTS FOLLOWING THE RESEARCH TERM. Subject to Sections 4.5a, 4.5b, 4.5c and 4.5d, at any point following the Research Term that a Party believes a Collaboration Compound should be designated for development, it shall submit such recommendation, together with all available Information regarding such Collaboration Compound, to the Operating Committee pursuant to Section 5.1 for a determination of whether such compound should be selected for development as a



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

Product. If the Operating Committee does not select such compound for development, the Party desiring to develop such compound may proceed with development, if it desires to do so, pursuant to Section 5.10 (including the re-offer and royalty provisions contained therein) and shall notify the other Party if such development is discontinued. Submission by a Party of a recommendation for development under this Section 4.5 shall preclude the other Party from subsequently designating such Collaboration Compound for development under Sections 4.5a, 4.5b, or 4.5c, during the time period such Collaboration Compound is being actively developed as a Co-Developed Product or under Section 5.10.

13.      Section 4.5a shall be inserted following Section 4.5 as follows:

         4.5a    COR INFORMATION AND REPORTS FOLLOWING THE RESEARCH TERM. At
any point before [*] that COR believes a Specific PAI Agent, [*] should be designated for development as a COR Option Product, it shall notify Lilly and a mutually agreed third party, in writing, of such designation. The notice to Lilly shall include identification of the compound [*]. Subject to prior designation of such compound for development under Section 4.5 and subject also to Section 4.5d, this notice shall constitute a designation of such compound as a COR Option Product. Such notice, to be effective, must be provided to Lilly and the third party prior to or substantially contemporaneously with the [*]. COR may, at its election, undesignate [*] as a COR Option Product and substitute one compound for each undesignated compound, provided that COR may not undesignate a compound after the [*] of such compound. Upon a decision by COR and/or a licensee of COR to proceed with [*] of such COR Option Product [*], the notice provided by COR to Lilly pursuant to this Section 4.5a shall be updated to include [*]. COR may make up to [*] compounds substitutions under this Section 4.5a. Once a compound has been undesignated by COR, such compound may not be subsequently designated by COR. A designation by COR of a compound as a COR Option Product shall not itself constitute the exercise of an option to take a license for such compound under Section 16.1(d). Such option exercise shall occur by means of an express notice of exercise by COR, which notice must be provided to Lilly and the third party prior to [*] of a COR Option Product shall be deemed an option exercise by COR even if no express election



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

was made, in which case COR shall provide [*]. COR may exercise its option to take a license under Section 16.1(d) only as [*]; may not [*] covered by such exercised option; and may not exercise such option after [*].

14.      Section 4.5b shall be inserted following Section 4.5a as follows:

         4.5b    DEVELOPMENT OF SPECIFIC NEW CHEMISTRY COMPOUNDS.  Between
April 30, 1996 and [*], substantially contemporaneously with [*] by COR, COR shall notify, in writing, Lilly and a mutually agreed third party of such administration. The notice to Lilly shall include identification of the compound [*], and the notice to the third party shall include identification of the compound [*] and shall constitute perfection of COR's rights to exclusivity for that compound under Section 16.1(e), subject to prior designation of such compound for development under Section 4.5 and subject also to Section 4.5d and subject to royalty obligations as set forth in
Section 13.6. Upon a decision by COR and/or a licensee of COR to proceed with [*], the notice provided by COR to Lilly pursuant to this Section 4.5b shall be updated to include identification of the compound [*].

15.      Section 4.5c shall be inserted following Section 4.5b as follows:

         4.5c    DEVELOPMENT OF SPECIFIC PAI AGENTS. Commencing [*],
substantially contemporaneously with administration of the [*] by either party, such party shall notify, in writing, the other Party and a mutually agreed third party of such administration. The notice to the other Party shall include identification of the compound [*], and the notice to the third party shall include identification of the compound [*] and, subject to prior designation of the compound for development under Section 4.5 and subject also to Section 4.5d, shall constitute perfection of the notifying party's rights to exclusivity for that compound under Section 16.1(g) or 16.2(d), as applicable, subject to royalty obligations as set forth in Sections 13.6, 13.19 and 13.20, and thereafter, such compound shall be excluded from the definitions of Collaboration Compound and Product. Upon a decision by either party to proceed with a [*], the notice



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

provided by either Party to the other Party pursuant to this Section 4.5c shall be updated to include identification of the compound [*].

16.      Section 4.5d shall be inserted following Section 4.5c as follows:

         4.5d    RESPONSIBILITIES OF AGREED THIRD PARTY. The Parties shall
agree on a third party to receive the notices and hold the information to be disclosed to a mutually agreed third party pursuant to Sections 4.5a, 4.5b and 4.5c. Upon receipt of a notice by a Party of [*] of a compound or other claim to exclusivity for a particular compound under Sections 4.5, 4.5a, 4.5b or 4.5c, the third party shall determine if it has already received a notice that such compound is being actively developed by the other Party. The third party shall, within ten business days, communicate to both Parties whether that compound, by name, is or is not available for the notifying Party's development at that time. No perfection of a Party's rights to exclusivity for a compound under Sections 16.l(d), 16.l(e), 16.l(g) or 16.2(d), shall occur without such clearance for development by the third party. COR shall bear the expenses incurred in connection with the third party's services under this Agreement.

17.      Section 5.11 shall be inserted following Section 5.10 as follows:

         5.11 TERMINATION OF CERTAIN DEVELOPMENT PROGRAMS. Lilly hereby confirms that it has terminated its rights to develop [*] and [*] pursuant to
Section 5.9 of the Agreement.

18. Section 7.8 shall be deleted in its entirety and shall be replaced with the following:

         7.8 COMMERCIALIZATION OF NON CO-DEVELOPED PRODUCTS BY LILLY. Lilly agrees to exercise reasonable and diligent efforts toward developing and commercializing products developed by it under this Agreement that are not Co-Developed Products. Other than the responsibilities of COR determined by the Joint Research Committee in accordance with Section 4.3, such development and commercialization shall occur at the expense of Lilly. Such development and commercialization shall be conducted in accordance with Lilly's internal standards with respect to matters such as development timetables, expenditures, pricing, promotion and advertising, taking into account relevant parameters including market size, profit margins and competition. In connection with the development of each Lilly Product, or Product that is not a Co-Developed Product, Lilly shall provide to COR an annual report listing the general efforts devoted



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

to that product for the year including the following information: a list of the [*] completed during the year covered by the report, a list of the [*] commenced or ongoing during the year covered by the report and a list of the compounds taken out of development during the year covered by the report. The obligation to provide such reports shall begin upon the First Human Dose for such product and shall continue until (i) the first sale of such product, or
(ii) development is terminated. If such a product is introduced commercially, Lilly shall thereafter advise COR promptly of each application filed by its for regulatory approval of such product in a new country, and each related regulatory approval that is obtained. In the event COR begins to participate in development of a Product but terminates such participation in particular countries or overall pursuant to Section 5.8, Lilly shall thereafter provide the reports called for in this Section 7.8.

19.      Section 7.9 shall be inserted following 7.8 as follows:

         7.9 COMMERCIALIZATION OF NON CO-DEVELOPED PRODUCTS BY COR. COR agrees to exercise reasonable and diligent efforts toward developing and commercializing products developed by it under this Agreement that are not Co-Developed Products, including Terminated Co-Development Products, COR Option Products, Specific New Chemistry Compounds, and COR Products. Other than the responsibilities of Lilly determined by the Joint Research Committee in accordance with Section 4.3, such development and commercialization shall occur at the expense of COR. Such development and commercialization shall be conducted in accordance with COR's internal standards with respect to matters such as development timetables, expenditures, pricing, promotion and advertising, taking into account relevant parameters including market size, profit margins and competition. In connection with the development of each Terminated Co-Development Product, COR Option Product, Specific New Chemistry Compound, COR Product, or Product that is not a Co-Developed Product, COR shall provide to Lilly an annual report listing the general efforts devoted to that product for the year including the following information: a list of the [*] completed during the year covered by the report, a list of the [*] commenced or ongoing during the year covered by the report and a list of the compounds taken out of development during the year covered by the report. The obligation to provide such reports shall begin upon the First Human Dose for such product and shall continue until (i) the first sale of such product, or (ii) development of such product is terminated. If such a product is introduced commercially, COR shall thereafter advise Lilly promptly of each application filed by it for regulatory approval of such product in a new country, and each related regulatory approval that is obtained. In the event Lilly begins to participate in development of a Product but terminated such participating in particular



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

countries or overall pursuant to Section 5.8, COR shall thereafter provide the reports called for in this Section 7.9.

20.      Section 9.9 shall be inserted following Section 9.8 as follows:

         9.9 cGMP COMPLIANCE AND QA AUDITS. After the Amendment Effective Date, Lilly shall not be responsible for the manufacture of COR Option
Products, COR Products, Specific New Chemistry Compounds or Terminated Co-Development Products. Notwithstanding the previous sentence, after the Amendment Effective Date, Lilly shall be responsible for the manufacture of Products developed pursuant to Section 4.5 and for the completion of manufacturing of the bulk [*] lots that were commenced during the Research
Term. During the first [*] the Amendment Effective Date, upon written request to Lilly and at a mutually agreeable time during normal business hours, COR shall have the right, with respect only to such manufacture of [*] to (i) have representatives visit Lilly's or its subcontractors' manufacturing facilities, as applicable, (ii) review Lilly's or its subcontractors' manufacturing, operations and assess their compliance with cGMP and quality assurance standards, and (iii) discuss any related issues with Lilly's or its subcontractors' manufacturing and management personnel. During the first [*] the Amendment Effective Date, Lilly shall cooperate and cause its subcontractor to cooperate with any inspection by the FDA or other regulatory agency, including but not limited to any inspection prior to approval of the NDA for a Terminated Co-Development Product containing [*].

         While it is not anticipated that the FDA or other regulatory agencies will seek to inspect or review the manufacturing of [*] by Lilly or its subcontractors after the expiration of [*] from the Amendment Effective Date, all parties to this agreement acknowledge the right of these agencies to do so. In view of such potential regulatory inspection or review, Lilly agrees not to destroy any records directly relating to the manufacturing of [*] by Lilly or its subcontractors without first notifying COR and giving COR a reasonable opportunity to obtain such records. In the event that such a review or inspection is requested, COR, Lilly and Lilly's subcontractors will (i) confer with each other with respect to the best means to comply with any such agency requests, and (ii) use their respective best efforts to comply with such requests. COR shall bear the reasonable direct costs incurred by Lilly in complying with this Section 9.9.



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

21. Section 13.7 shall be deleted in its entirety and shall be replaced with the following:

       13.7 ADDITIONAL PAYMENT BY LILLY. COR acknowledges and agrees that as of the Amendment Effective Date, Lilly has made all payments owed to COR under this Section.

22. Section 13.8 shall be deleted in its entirety and shall be replaced with the following:

       13.8 ADDITIONAL PAYMENT BY COR. COR Shall pay to Lilly a single lump sum of [*] to be paid upon [*] Product, COR Product, COR Option Product or Terminated Co-Development Product containing as its active ingredient a PAI Agent originally discovered by Lilly (the "Additional Payment Due Date"). COR may, at its election, defer such payment up to [*] months after the Additional Payment Due Date, provided, however, that interest will accrue on the amount due at the rate of [*] per annum. Only a single payment of [*] plus interest, if any, shall be required under this Section 13.8.

23.    Section 13.19 shall be inserted following Section 13.18 as follows:

       13.19 ROYALTY ON PRODUCTS DEVELOPED BY COR. COR shall pay to Lilly a running royalty at a rate of (i) [*] of Royal-Bearing Sales of [*], and (ii)
[*] of Royalty-Bearing Sales of [*], COR Option Products, Specific New Chemistry Compounds and COR Products for which exclusivity is perfected under Section
4.5d and Sections 4.5a, 4.5b or 4.5c. Such royalties shall be exclusive of inventor law payments and shall be paid quarterly, on a country by country basis, within sixty (60) days of the end of the relevant quarter, from the date of the first commercial sale of such product in a particular country until the later of ten (10) years from the first commercial sale in such country or the last to expire of any Lilly Patent Rights granted before the end of that ten
(10)-year period in that country for which a Valid Claim thereof covers the manufacture, use or sale of the product, subject to the following reduction:

       The royalty rate in a given country shall be reduced by fifty percent (50%) if (i) the patent coverage in such country expires before the end of the ten (10) year period specified above, or (ii) a Generically Equivalent Product is introduced following expiration of patent coverage in such country.

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

       Such royalties shall be subject to the provisions of Sections 13.9 through 13.13, 13.15, 13.17 and 13.18. For the purposes of this Section and Sections 13.9 through 13.13, 13.15, 13.17 and 13.18, Royalty-Bearing Sales shall include sales by COR of COR Option Products, COR Products, Specific New Chemistry Compounds and Terminated Co-Development Products.

24.    Section 13.20 shall be inserted following Section 13.19 as follows:

       13.20 ROYALTY ON LILLY PRODUCTS. Lilly shall pay to COR a running royalty at a rate of [*] of Royalty-Bearing Sales of Lilly Products for which exclusivity is perfected under Sections 4.5c and 4.5d. Such royalties shall be exclusive of inventor law payments and shall be paid quarterly, on a country by country basis, within sixty (60) days of the end of the relevant quarter, from the date of the first commercial sale of each compound in a particular country until the later of ten (10) years from the first commercial sale in such country or the last to expire of any COR Patent Rights granted before the end of that ten (10)-year period in that country for which a Valid Claim thereof covers the manufacture, use or sale of the product, subject to the following reduction:

       The royalty rate in a given country shall be reduced by fifty percent (50%) if (i) the patent coverage on such compound in such country expires before the end of the ten (10) year period specified above, or (ii) a Generically Equivalent Product is introduced following expiration of patent coverage for that compound in such country.

       Such royalties shall be subject to the provisions of Sections 13.9 through 13.13, 13.15, 13.17 and 13.1.18.

25.    Section 14.5 shall be inserted following Section 14.4 as follows:

       14.5 TERMINATED CO-DEVELOPMENT PRODUCTS. The Parties agree that COR shall have the exclusive right to research, develop, commercialize, market and sell [*], [*], or both, independently or with any third party. Without limiting the foregoing, COR shall have no obligation to disclose to Lilly any data or information relating to [*] or [*] except as expressly provided under this Agreement. The separate activities of COR with respect to Terminated Co-Development Products, taken alone, shall not be deemed a violation of any best efforts or other diligence obligation herein.





* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

26.    Section 14.6 shall be inserted following Section 14.5 as follows:

       14.6 COR OPTION PRODUCTS. The Parties agree that COR shall have an option to obtain the exclusive right to develop, commercialize, market and sell COR Option Products, independently or with any third party, pursuant to Section
16.1. Without limiting the foregoing, COR shall have no obligation to disclose to Lilly any data or information relating to COR Option Products except as expressly provided under this Agreement. The separate activities of COR with respect to COR Option Products, taken alone, shall not be deemed a violation of any best efforts or other diligence obligation herein.

27.    Section 14.7 shall be inserted following Section 14.6 as follows:

       14.7 COR PRODUCTS AND SPECIFIC NEW CHEMISTRY COMPOUNDS. The Parties agree that COR shall have the exclusive right to develop, commercialize, market and sell COR Products and Specific New Chemistry Compounds, independently or with any third party, pursuant to Section 16.1. Without limiting the foregoing, COR shall have no obligation to disclose to Lilly any data or information relating to COR Products or Specific New Chemistry Compounds except as expressly provided under this Agreement. The separate activities of COR with respect to COR Products or Specific New Chemistry Compounds, taken alone, shall not be deemed a violation of any best efforts or other diligence obligation herein.

28.    Section 14.8 shall be inserted following Section 14.7 as follows:

       14.8 LILLY PRODUCTS. The Parties agree that Lilly shall have the exclusive right to develop, commercialize, market and sell Lilly Products, independently or with any third party, pursuant to Section 16.2. Without limiting the foregoing, Lilly shall have no obligation to disclose to COR any data or information relating to Lilly Products except as expressly provided under this Agreement. The separate activities of Lilly with respect to Lilly Products, taken alone, shall not be deemed a violation of any best efforts or other diligence obligation herein.

29. Section 15.1 shall be deleted in its entirety and shall be replaced with the following:

       15.1 PATENTABLE INVENTIONS. The Parties intend to establish broad patent protection for PAI Agents arising from the Research. If a patentable invention is conceived in the course of and within the scope of the Research and reduced to practice during the Research Term. Lilly and COR shall discuss that invention and the desirability of filing a United States patent application covering the invention, as well as any foreign counterparts. Each Party shall provide the other Party with copies of all preliminary invention disclosure documents which disclose a PAI Agent conceived in the course of and within the scope of the Research and reduced to practice during the Research Term.

       Lilly shall own all inventions within the scope of the Research made solely by its employees ("Lilly inventions"), and COR shall own all inventions within the scope of the Research made solely by its employees ("COR inventions"). All patent applications and patents on inventions made jointly by employees of Lilly and employees of COR shall be owned jointly by COR and Lilly ("COR-Lilly inventions").

       All patent filings on all inventions within the scope of the Research made solely by employees of Lilly, and on inventions made jointly by employees of Lilly and employees of COR, shall be prepared, filed, prosecuted and maintained worldwide by a third-party patent counsel acceptable to COR and Lilly. COR shall have the ultimate responsibility for such filings, and COR shall bear all expenses incurred in filing and prosecuting Lilly and COR-Lilly patents under this Section. COR or its designee shall provide to Lilly copies of invoices on third-party patent expenses incurred under this Section.

       COR or its designee shall provide to Lilly drafts of any patent application which discloses a PAI Agent conceived in the course of and within the scope of the Research and reduced to practice during the Research Term, prior to filing that application in the United States, allowing adequate time for review and comment by Lilly if possible. COR shall not be obligated to delay the filing of any patent application, however it shall use its best efforts to incorporate into the draft the comments and suggestions of Lilly such that, to the greatest extent possible, all patent applications on Lilly and COR-Lilly inventions represent a consensus position by Lilly and COR. Lilly shall maintain any such patent application in confidence, pursuant to Section 17.1.

       COR or its designee shall keep Lilly fully informed of patent prosecution efforts on patentable inventions made jointly or separately, conceived in the course of and within the scope of the Research and reduced to practice during the Research Term. COR or its designee shall provide Lilly with timely notice and copies of failed patent applications, official actions and proposed responses pending in the United States and foreign prosecution of these patentable inventions, allowing adequate time for review and comment by Lilly, and with respect to Lilly and COR-Lilly inventions, shall use its best efforts to incorporate into any proposed response the comments and suggestions of Lilly regarding these prosecution efforts such that, to the greatest extent possible, all patent submissions on Lilly and COR-Lilly inventions represent a consensus position by Lilly and COR. COR or its designee shall, on a quarterly or more frequent basis, report to Lilly on the status of the patent applications and patents for which it has primary responsibility under this Section.

       On Lilly and COR-Lilly inventions under this Section, COR shall not, without the prior written consent of Lilly, authorize the third-party patent counsel to make any amendments to a draft or filed patent application or patent for which it has primary responsibility under this Section, if such amendment would reduce the written description in the application, or narrow the scope of pending claims, or if its action would have the effect of reducing the enforceable duration of the patent term of any aspect of the invention. COR shall have complete discretion with regard to the filing and prosecution of its solely owned inventions under this Section.

       If a party decides not to prosecute, file or maintain an application or patent on its invention, or on a joint invention, in any country, it shall give the other Party reasonable notice to this effect; after that notice, the other Party may, at its expense, prosecute, file or maintain the application or patent.

30.    Section 15.9 shall be inserted following Section 15.8 as follows:

       15.9   LITIGATION.

              (a) DEFENSE. If the use of the Lilly Patent Rights or Lilly Know-how results in a claim for patent infringement against COR in connection with the sale by COR of [*], a COR Option Product, a COR Product, or a Specific New Chemistry Compound, the party having notice of the claim shall promptly notify the other Party in writing. The notice shall set forth the facts of the claim in reasonable detail. COR shall have the primary right, but not the obligation, to defend against and settle such claim. Lilly shall cooperate with COR at COR's request and expense in such defense and shall have the right to be represented by counsel of its own choice and at Lilly's expense. If COR shall fail to defend against such claim within a period of one hundred twenty (120) days after receiving written notice of such claim, Lilly shall have the right to defend by counsel of Lilly's own choice and COR shall have the right, at its own expense, to be represented by counsel of its own choice.




* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

       (b) ROYALTY REDUCTION. If, as a result of settlement procedures or litigation COR is required to pay the third party a royalty or make any payment of any kind for the right to use the Lilly Patent Right or Lilly Know-how in a particular country, exclusive of inventor law payments, COR may deduct, from the amount of royalties owed to Lilly in connection with the same country, fifty percent (50%) of the amount of the royalty or such other amount payable to Lilly up to, but no more than, fifty percent (50%) of the amounts otherwise payable to Lilly in connection with sales in that particular country.

31.    Section 15.10 shall be inserted following Section 15.9 as follows:

       15.10 ENFORCEMENT OF LILLY PATENT RIGHTS. If any patent in the Lilly Patent Rights relating to [*], a COR Option Product, a COR Product, or a Specific New Chemistry Compound, is infringed by a third party, the party to this Agreement first having knowledge of such infringement shall promptly notify the other in writing. The notice shall set forth the facts of that infringement in reasonable detail.

       (a) COR shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to third party infringement of the Lilly Patent Rights relating to [*], a COR Option Product, a COR Product, or a Specific New Chemistry Compound, by counsel of its own choice. Lilly agrees to be joined as a party plaintiff and to give COR, at COR's request, reasonable-assistance and authority to file and prosecute the suit. Lilly shall have the right, at its own expense, to be represented in that action by counsel of its own choice. If COR fails to bring an action or proceeding within a period of [*] or otherwise having knowledge of that infringement, or if the infringement relates solely to Lilly Patent Rights which do not relate to [*], a COR Option Product, a COR Product, or a Specific New Chemistry Compound, Lilly shall have the right to bring and control any such action by counsel of its own choice, and COR shall have the right to be represented in any such action by counsel of its own choice at its own expense.

       (b) COR shall retain any damages or other monetary awards recovered in favor of COR and/or Lilly in connection with third party infringement of the claims relating to [*] COR Option Products, Specific New Chemistry Compounds or COR Products if COR brings and prosecutes the action through to a final judgment. To the extent any damages or other monetary awards are recovered in favor of COR and/or Lilly in connection with third party infringement of the Lilly Patent Rights, and COR has





* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

brought and prosecuted the action, COR shall be reimbursed for its costs and expenses of the litigation and any remaining amounts shall belong to Lilly.

       (c) No settlement or consent judgment or other voluntary final disposition of a suit under this Section 15.10 may be entered into without the joint consent of COR and Lilly, which consent shall not be unreasonably withheld.

32. Section 16.1 shall be deleted in its entirety and shall be replaced with the following:

       16.1 LICENSES TO COR. In consideration of the payments and commitments made by COR to Lilly, Lilly grants to COR, subject to the terms and conditions of this Agreement:

              (a) An exclusive (except as to Lilly), fully-paid worldwide license under Lilly Patent Rights for COR to discover and develop Products, to manufacture and have manufactured Products as provided in Section 9.8, and to import, use, offer for sale and sell Co-Promoted Products within the Field within the Co-Promotion Territory;

              (b) An exclusive (except as to Lilly) license, with right to sublicense, under Lilly Patent Rights for COR to conduct research on Specific PAI Agents;

              (c) An exclusive (even as to Lilly) worldwide license, with the right to sublicense, under Lilly Patent Rights, to develop, manufacture, have manufactured, import, use, offer for sale and sell Terminated Co-Development Products for all human and animal therapeutic indications, subject to the royalty obligations set forth in Section 13.19;

              (d) An option to an exclusive (even as to Lilly) worldwide license, with the right to sublicense, under Lilly Patent Rights for [*], COR Option Products, for COR to develop, manufacture, have manufactured, import, use, offer to sell and sell COR Option Products for all human and animal therapeutic indications, exercisable, with respect to each such product, in the manner set forth in Section 4.5a, prior to the earlier of the [*], subject to the provisions of Section 4.5b and 4.5d, and the royalty obligations set forth in Section 13.19;

              (e) An exclusive (even as to Lilly) worldwide license, with the right to sublicense, under Lilly Patent Rights to develop, manufacture, have manufactured,





* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

import, use, offer to sell and sell Specific New Chemistry Compounds for all human and animal therapeutic indications, subject to the royalty obligations set forth in Section 13.19;

              (f) A nonexclusive, fully-paid, worldwide license, under the Lilly Know-how and Project Information to discover, develop, manufacture, have manufactured, import, use, offer for sale and sell Products within the Field during the Research Term, and for any and all purposes after April 30, 1996, subject only to Articles 4.4, 4.5 and 17 hereof. Upon the Amendment Effective Date, COR may grant sublicenses under this Section 16.1(f) for Terminated Co-Development Products, COR Option Products, Specific New Chemistry Compounds and COR Products. Commencing [*], COR may grant sublicenses under this Section 16.1(f) for any and all purposes; and

              (g) Commencing [*], a co-exclusive worldwide license with the right to sublicense under Lilly Patent Rights to develop, manufacture, have manufactured, import, use, offer for sale and sell COR Products for all human and animal therapeutic indications subject to the royalty obligations set forth in Section 13.19. Commencing upon [*] of a compound within the scope of Lilly Patent Rights and subject to the provisions of Section 4.5b, under the direction of COR or a COR licensee, said co-exclusive license shall be exclusive (even as to Lilly) subject to the royalty obligations set forth in
Section 13.19.

       The license granted in Section 16.1(a) shall not be sublicensable by COR without the consent of Lilly except to Affiliates owned 80% or more by COR. Lilly grants no licenses herein under the Lilly Patent Rights except with respect to Products, Terminated Co-Development Products, COR Option Products, and Collaboration Compounds, and for the purpose of implementing the provisions of this Agreement.

       Appendix 2 hereto sets forth a list of patents and patent applications, together with a list of invention disclosure statements received by Lilly's patent department, from which the Lilly Patent Rights referenced in this
Section 16.1 flow.

       If COR's rights with respect to a Product terminate as provided in
Section 6.3, COR's license, under Lilly Patent Rights, with respect to such Product in such country shall terminate and Lilly shall have an exclusive license, with right to sublicense, under COR Patent Rights, to discover, develop, manufacture, have manufactured, use and sell such Product within the Field within such country.

* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

       COR shall not be obligated to re-offer Terminated Co-Development Products, COR Option Products, COR Products or Specific New Chemistry Compounds to the collaboration as contemplated by Section 5.10.

33.    Section 16.2 shall be inserted following Section 16.1 as follows:

       16.2 LICENSES TO LILLY. In consideration of the payments and commitments made by Lilly to COR, COR grants to Lilly, subject to the terms and conditions of this Agreement:

              (a) An exclusive (except as to COR), fully-paid worldwide license, with right to sublicense, under COR Patent Rights, for Lilly to discover, develop, manufacture, have manufactured, import, use, offer for sale and sell Products within the Field;

              (b) An exclusive (except as to COR) license, under COR Patent Rights for Lilly to conduct research on Specific PAI Agents;

              (c) A nonexclusive, fully-paid, worldwide license, under COR Know-how and Project Information to discover, develop, manufacture, have manufactured, import, use, offer for sale and sell Products within the Field during the Research Term, and for any and all purposes thereafter, subject only to Articles 4.4, 4.5 and 17 hereof. Commencing [*], Lilly may grant sublicenses under this Section 16.2(c); and

              (d) Commencing [*] a co-exclusive worldwide license with the right to sublicense under Co Patent Rights to discover, develop, manufacture, have manufactured, import, use, offer for sale and sell Lilly Products for all human and animal therapeutic indications, subject to the royalty obligations set forth in Section 13.22. Commencing upon [*] of a compound within the scope of COR Patent Rights and subject to the provisions of Sections 4.5c and 4.5d, under the direction of Lilly or a Lilly licensee, said co-exclusive license shall be exclusive (even as to COR) subject to the royalty obligations set forth in Section 13.20.

       COR grants no licenses herein under COR Patent Rights except with respect to Products, Lilly Products and Collaboration Compounds, and for the purpose of implementing the provisions of this Agreement.


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

       Appendix 3 hereto sets forth a list of patents and patent applications, together with a list of invention disclosure statements received by COR's patent department, from which the COR Patent Rights referenced in this Section
16.2 flow.

       If Lilly's rights with respect to a Product terminate as provided in
Section 6.3, Lilly's license, under COR Patent Rights, with respect to such Product in such country shall terminate and COR shall have an exclusive license, with right to sublicense, under Lilly Patent Rights, to discover, develop, manufacture, have manufactured, use and sell such Product within the Field within such country. If Lilly's rights to a Product terminate as provided in Section 5.9, such license shall be worldwide.

       Lilly shall not be obligated to re-offer Lilly Products to the collaboration as contemplated by Section 5.10.

34.    Section 16.3 shall be inserted following Section 16.2 as follows:

       16.3 DISCLOSURE OF INFORMATION BY LILLY. Promptly after execution of this Amendment, but no later than 45 days after the full execution of this Amendment, Lilly shall disclose to COR all Project Information and confidential and/or proprietary chemical substances, biological materials, technical information, clinical and other information (including commercial information), data and assays which Lilly owns or controls relating to Terminated Co-Development Products, non-specific PAI Agents and Specific PAI Agents, including but not limited to all data generated in connection with the manufacturing and other processes and final reports for all studies performed in connection with these compounds. As to any such study related to the research or development of Terminated Co-Development Products, non-specific PAI Agents and Specific PAI Agents for which no final report has been prepared, whether or not such study was completed, Lilly will prepare such final report for delivery to COR no later than 45 days after the full execution of this Amendment, and COR shall bear the reasonable direct costs incurred by Lilly in preparing such report. Lilly shall cause its employees and consultants to participate with COR's employees and consultants in any discussion of the information and reports disclosed by Lilly to COR hereunder until the expiration of 90 days after the full execution of this Amendment. Any reports due to Lilly hereunder shall be delivered both in hard copy and electronically readable form.

35.    Section 16.4 shall be inserted following Section 16.3 as follows:

       16.4 DISCLOSURE OF INFORMATION BY COR. Promptly after execution of this Amendment but no later than 45 days after the fall execution of this Amendment, COR shall disclose to Lilly all Project Information and confidential and/or proprietary chemical substances, biological materials, technical information, clinical and other information (including commercial information), data and assays which COR owns or controls relating to non-specific PAI Agents and Specific PAI Agents, including but not limited to all data generated in connection with the manufacturing and other processes developed in connection therewith, and reports and final reports for all studies performed in connection with any of these compounds. As to any such study related to the research or development of non-specific PAI Agents and Specific PAI Agents for which no report or final report has been prepared, whether or not such study was completed, COR will prepare such final report for delivery to Lilly no later than 45 days after the full execution of this Amendment, and Lilly shall bear the reasonable direct costs incurred by COR in preparing such report. COR shall cause its employees and consultants to participate with Lilly's employees and consultants in any discussion of the information and reports disclosed by COR to Lilly hereunder until the expiration of 90 days after the full execution of this Amendment. Any reports due to Lilly hereunder shall be delivered both in hard copy and electronically readable form.

36.    Section 16.5 shall be inserted following Section 16.4 as follows:

       16.5 TRANSFER OF IND. Promptly following execution of this Amendment, Lilly shall take all necessary action to transfer to COR the sponsorship and ownership of all Investigational New Drug Applications and foreign equivalents filed in connection with Terminated Co-Development Products.

37.    Section 16.6 shall be inserted following Section 16.5 as follows:

       16.6 TRANSFER OF USAN APPLICATION. Promptly following execution of this Amendment, Lilly shall take all necessary action to transfer to COR the sponsorship and ownership of all United States Adopted Name applications and foreign equivalents filed in connection with Terminated Co-Development Products.

38.    Section 16.7 shall be inserted following Section 16.6 as follows:

       16.7 NO ASSURANCES UNDER THIRD PARTY INTELLECTUAL PROPERTY RIGHTS. The Parties disclaim any express or implied warranty of freedom from infringement of third party intellectual property rights.

39. Section 17.1 shall be deleted in its entirety and shall be replaced with the following:

       17.1 CONFIDENTIALITY. Except as otherwise provided in writing by the Parties, both Parties shall use their best efforts to retain in confidence and shall not use, except as provided in this Agreement, all information relating to the Research. Such information may, however, be disclosed insofar as such disclosure is necessary (where possible, with advance notice to the other party and with adequate safeguards for confidentiality) to allow either party to defend against litigation with a third party, to file and prosecute patent applications, or to comply with governmental regulations or tax requirements, or to advise a partner or potential partner of the rights and obligations of the parties under this Agreement, provided neither Party shall use the other Party's information in any patent application without prior written approval from the other Party. Notwithstanding the foregoing, COR may, in its sole discretion, publish and present the results of studies carried out with respect to Terminated Co-Development Products, COR Option Products, COR Products and Specific New Chemistry Compounds, and Lilly may publish and present the results of studies carried out with the compound [*] with COR's prior written consent, COR's consent not to be unreasonably withheld.

       COR may disclose, under appropriate binders of confidentiality and in its sole discretion, the terms of this Agreement, Lilly Patent applications, Project Information and any other information disclosable under Section 16.3 relevant to Specific PAI Agents.

       After [*], Lilly may disclose, under appropriate binders of confidentiality and in its sole discretion, the terms of this Agreement, COR Patent applications, Project Information and information disclosable under
Section 16.4 relevant to Specific PAI Agents.

       Commencing [*], each of COR and Lilly may publish and present the results of studies carried out with those compounds to which such Party has secured exclusive rights pursuant to Section 4.5c.

       The foregoing obligations of confidentiality and non-use shall not apply to information which (i) is in the public domain, (ii) comes into the public domain through no fault of the receiving Party, (iii) was known by the receiving Party prior to disclosure under this Agreement as demonstrated by written evidence generated at the time of





* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

claimed knowledge, or (iv) is disclosed to the receiving Party without an obligation of confidentiality by a third party having a lawful right to make the disclosure.

       If a Party wishes to make a disclosure other than as provided for in this Section 17.1 in furtherance of the objectives of the Agreement and notwithstanding the provisions of Section 11.6, with the written approval of both Parties, either Party may disclose confidential information concerning Collaboration Compounds or Products obtained from the other Party under this Agreement to a third party who has agreed in writing to be bound by the same or similar obligations of confidence set forth in this Section, provided the third party agrees not to use the confidential information without authorization from the Party owning the information.

       All obligations of confidentiality and non-use imposed upon the Parties under this Agreement shall expire on the later of (i) ten (10) years from the termination of the Research or (ii) expiration of all obligations of payment under Article 13.

40. Section 17.2 shall be deleted in its entirety and shall be replaced with the following:

       17.2 PUBLICITY REVIEW. COR and Lilly will jointly discuss and agree, based on the principles of this Section 17.2, on any statement to the public regarding this Agreement or Collaboration Compounds or Products subject in each case to disclosure otherwise required by law or regulation. Notwithstanding
Section 11.6, each Party shall have the right to make any statement to the public as specified in Section 17.1. Except as provided in Section 17.1 with respect to public statements, if either Party is required by law or regulation to make a public disclosure or announcement concerning such topics, such Party shall give reasonable prior advance notice of the proposed text of such disclosure or announcement to the other Party for their review and comment. In the discussion and agreement referred to above, the principles observed by COR and Lilly will be: accuracy, the requirements for confidentiality under Section 17.1, and advantage a competitor of COR or Lilly may gain from any public or Third Party statements under this Section 17.2, the requirements of disclosure under any applicable securities laws, including those associated with public offerings, and the standards and customs in the biotechnology and pharmaceutical industries for such disclosures by companies comparable to COR and Lilly.

41. Section 19.1 shall be deleted in its entirety and shall be replaced with the following:

       19.1 INDEMNIFICATION BY LILLY. As to Lilly Products and Products developed or promoted by Lilly, alone or with a third party, in countries where such products are not Co-Promoted by the Parties pursuant to this Agreement:

              (a) Lilly hereby agrees to save, defend and hold COR and its agents and employees harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorneys' fees ("Losses") resulting directly or indirectly from the manufacture, use, handling, storage, sale or other disposition of chemical agents, Lilly Products or Products by Lilly, its Affiliates, agents or sublicensees except to the extent such Losses result from the negligence or wrongdoing of COR.

              (b)    In the event that COR is seeking indemnification under
Section 19.1(a), it shall inform Lilly of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit Lilly to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of Lilly) in the defense of the claim.

42. Section 19.3 shall be deleted in its entirety and shall be replaced with the following:

       19.3 INDEMNIFICATION BY COR. As to Terminated Co-Development Products, COR Option Products, COR Products, Specific New Chemistry Compounds and Products developed or promoted by COR, alone or with a third party, in countries where such products are not Co-Promoted by the Parties pursuant to this Agreement:

              (a) COR hereby agrees to save, defend and hold Lilly and its agents and employees harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorneys' fees ("Losses") resulting directly or indirectly from the manufacture, use, handling, storage, importation, offer for sale, sale or other disposition of chemical agents, COR Option Products, Terminated Co-Development Products, COR Products, Specific New Chemistry Compounds designated for development under Section 4.5b, or Products by COR, its Affiliates, agents or sublicensees except to the extent such Losses result from the negligence or wrongdoing of Lilly.

              (b)    In the event that Lilly is seeking indemnification under
Section 19.3(a), it shall inform COR of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit COR to assume direction and control of the defense of the claim including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of COR) in the defense of the claim).

43. Except as otherwise amended herein, the Agreement shall remain in full force and effect.

       This Amendment shall be effective as of the date first written above.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment.


COR THERAPEUTICS, INC.                      ELI LILLY AND COMPANY

By: /s/                                     By: /s/
   -------------------------------             -------------------------------
       Charles J. Homey, M.D.                      August L. Watanabe, M.D.

       Executive Vice President-                   Executive Vice President,
Title: Research & Development               Title: Science and Technology
      ----------------------------                ----------------------------





APPENDIX 1 - [*]

APPENDIX 2 - [*]

APPENDIX 3 - [*]



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

                                APPENDIX 1 - [*]

                                      [*]


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

                                APPENDIX 2 - [*]

                                      [*]



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.

                                APPENDIX 3 - [*]

                                      [*]


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.